                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 25, 2004

                       Multi Media Tutorial Services, Inc.
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             (Exact name of registrant as specified in its chapter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                    001-25758
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                            (Commission File Number)

                                   73-1293914
                                   ----------
                        (IRS Employer Identification No.)

                       MULTI MEDIA TUTORIAL SERVICES, INC.

                              1214 EAST 15TH STREET
                            BROOKLYN, NEW YORK 11230
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               (Address of principal executive offices) (Zip Code)



INFORMATION TO BE INCLUDED IN THE REPORT

MULTI MEDIA TUTORIAL SERVICES, INC. is referred to hereafter as "the Company," "we," or "our."

Item 8.01.  Other Events
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On August 25, 2004, Multi Media closed its offering of up to $1,500,000 Units in a private placement of securities (the "Offering"). Multi Media sold 3.88 Units in the Offering for an aggregate purchase price of $388,000, with each Unit bearing a purchase price of $100,000. Each Unit consisted of 1,000,000 shares of Multi Media common stock, and one Series "D" Unsecured Convertible Promissory Note (the "Notes") having a face amount of $100,000, accruing interest at ten percent (10%) PER ANNUM.

Item 9.01.  Financial Statements, Pro Forma Financial Statements and Exhibits.
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(c) Exhibits.

Exhibit 10.1 Form of Subscription Agreement with investors in the Offering
Exhibit 10.2 Form of Series D Convertible Note with investors in the Offering


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2004             MULTI MEDIA TUTORIAL SERVICES, INC.

                                   By: /s/ Barry Reichman
                                       --------------------------------
                                       Name: Barry Reichman
                                       Title: CEO and President

EXHIBIT INDEX

EXHIBIT NUMBER    EXHIBIT NAME
------------------------------
Exhibit 10.1      Form of Subscription Agreement with investors in the Offering
Exhibit 10.2      Form of Convertible Note with investors in the Offering


Multi Media Tutorial Services, Inc. Safe Harbor Statement

This news release contains forward-looking statements that are subject to certain risks and uncertainties that may cause actual results to differ materially from those projected on the basis of such forward-looking statements. The words "estimate," "project," "intends," "expects," "believes," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are made based on management's beliefs, as well as assumptions made by, and information currently available to, management pursuant to the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. For a more complete description of these and other risk factors that may affect the future performance of Multi Media Tutorial Services, Inc., see "Risk Factors" in the Company's Annual Report on Form 10- KSB and its other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made and the Company undertakes no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.

For additional information contact:

Multi Media Tutorial Services, Inc.
CONTACT: Barry Reichman, CEO and President
718-758-3807